UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21064

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2009

Date of reporting period: June 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Growth Fund

(formerly Global Research Growth Fund)

June 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 17, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Growth Fund (the “Fund”) for the annual reporting period ended June 30, 2009.

Prior to November 3, 2008, the Fund was named AllianceBernstein Global Research Growth Fund. The name was shortened to provide additional clarity and consistency across the Growth platform at AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Fund’s benchmark, and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser’s proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff.

Research analysts use the firm’s Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser’s Global Growth Portfolio Oversight Group (the “Group”) is responsible for the construction of the portfolio. The senior sector analysts and the Group allocate the Fund’s investments among the selected market sectors based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund’s investments among coun-

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	1

tries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index (net), for the six- and 12-month periods ended June 30, 2009.

The Fund’s Class A shares without sales charges underperformed its benchmark for the 12-month period ended June 30, 2009, due to unfavorable security selection. Both the Fund and the benchmark posted negative returns. Security selection in materials, financials and energy stocks contributed to a majority of the underperformance for the period, while security selection in industrials, health care and telecommunication services were less of a drag on relative performance. Overall, sector selection was neutral on relative performance, as an underweight in materials and telecommunications services stocks hurt relative performance, while an underweight in financials and consumer staples contributed. On a country level, an overweight position in Switzerland and China made the most notable contribution to relative performance, while an underweight position in the United Kingdom and Brazil detracted from relative performance. Positive security selection within Switzerland and Australia contributed to relative performance while it detracted in the United States and the United Kingdom.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended June 30, 2009. Security selection in the consumer discretionary, consumer staples and utilities sectors were the main detractors from relative performance, whereas stock selection in financials and health care were the largest contributors. From a sector allocation perspective, an overweight in health care stocks and an underweight in financial and materials stocks modestly detracted from relative performance, while an overweight of technology and consumer stocks contributed to relative performance.

2	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

On a country level, an underweight position in Canada and Japan detracted from relative performance, while overweight positions in China, Brazil and Israel were the most notable contributors to relative performance. Positive security selection within Switzerland and the United Kingdom overwhelmed the relative negative contribution from security selection within France, Spain and Germany.

Market Review and Investment Strategy

Global stock markets fell dramatically for the 12-month period ended June 30, 2009, although they rallied in the last six months of the period as it appeared that the worst of the economic free fall might be over. The markets began 2009 on a down note, pushed by a deteriorating global economic outlook and investors that remained risk averse. There were also a number of headlines that loomed over the markets such as the state of the US auto industry and the condition of US financial institutions. However, as 2009 progressed there were tentative signs that the markets might be starting to stabilize. There were encouraging results from the stress test for US banks. Earnings at many large banks rebounded in the first quarter of 2009 following severe losses in the fourth quarter of 2008, helped by increased capital-markets activity and a higher volume of mortgage refinancing in the US. Stocks began to rally in the final weeks of March and continued through to June, quite a reversal from the beginning of the year. The massive government efforts to thaw the credit markets and revive economic growth appeared to have started to take effect. Improvement in business and consumer expectations, coupled with cost cutting and other corporate actions, signaled prospects for modest growth ahead. While markets have indeed responded to signs of economic stability and hopes for eventual recovery, great uncertainties remain. Unemployment rates continue to trend higher, and consumers have reacted to the massive wealth destruction and job insecurity by intensifying their efforts to save. Credit markets, while beginning to loosen, remain tighter than usual.

The Group made several notable changes to the Fund’s sector exposure since the beginning of 2009, including increasing cyclical exposure throughout the reporting period while maintaining the Fund’s risk control discipline. The Group trimmed positions in more traditional defensive health care and consumer staples sectors to pursue better opportunities in financials, natural resources, technology and industrials. The Fund remains underweight in financials, natural resources, and infrastructure, but the Group has narrowed the gaps considerably. The Fund’s largest allocation increase was in financials, with an emphasis on companies with well-fortified balance sheets that appear able to maintain control of their destinies. The Group also favors banks that operate in regions where corporate and consumer debt levels are lower than they are in the US and Europe. The Group has increased the Fund’s exposure to technology, particularly the cyclically-sensitive

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	3

semiconductor and semiconductor equipment makers. The Fund’s largest decrease in sector weighting occurred in health care. Nevertheless, the

Group maintains a strong conviction about the Fund’s major health care holdings.

4	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund may invest a significant portion of its assets in foreign securities, which can be more volatile than US securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid securities or thinly traded markets, company management risks, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Growth Fund
Class A	6.06%	-42.06%

Class B*	5.85%	-42.34%

Class C	5.86%	-42.33%

Advisor Class**	6.34%	-41.82%

Class R**	6.09%	-42.01%

Class K**	6.17%	-41.93%

Class I**	6.37%	-41.78%

MSCI World Index (Net)	6.35%	-29.50%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/22/02* TO 6/30/09

*Since inception of the Fund’s Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Growth Fund Class A shares (from 7/22/02* to 6/30/09) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-42.06%	-44.53%
5 Years	-4.29%	-5.12%
Since Inception*	1.74%	1.11%

Class B Shares
1 Year	-42.34%	-44.58%
5 Years	-4.90%	-4.90%
Since Inception*	1.06%	1.06%

Class C Shares
1 Year	-42.33%	-42.89%
5 Years	-4.93%	-4.93%
Since Inception*	1.04%	1.04%

Advisor Class Shares†
1 Year	-41.82%	-41.82%
5 Years	-3.97%	-3.97%
Since Inception*	2.06%	2.06%

Class R Shares†
1 Year	-42.01%	-42.01%
Since Inception*	-3.79%	-3.79%

Class K Shares†
1 Year	-41.93%	-41.93%
Since Inception*	-7.01%	-7.01%

Class I Shares†
1 Year	-41.78%	-41.78%
Since Inception*	-6.75%	-6.75%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.52%, 2.28%, 2.23%, 1.21%, 1.71%, 1.57% and 1.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.49%, 2.20%, 2.20%, 1.18%, 1.68%, 1.45% and 1.20% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-44.53%
5 Years	-5.12%
Since Inception*	1.11%

Class B Shares
1 Year	-44.58%
5 Years	-4.90%
Since Inception*	-1.06%

Class C Shares
1 Year	-42.89%
5 Years	-4.93%
Since Inception*	1.04%

Advisor Class Shares†
1 Year	-41.82%
5 Years	-3.97%
Since Inception*	2.06%

Class R Shares†
1 Year	-42.01%
Since Inception*	-3.79%

Class K Shares†
1 Year	-41.93%
Since Inception*	-7.01%

Class I Shares†
1 Year	-41.78%
Since Inception*	-6.75%

*	Inception dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 5.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2009		Ending Account Value June 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,060.57	$1,017.36	$7.66	$7.50
Class B	$1,000	$1,000	$1,058.52	$1,013.88	$11.23	$10.99
Class C	$1,000	$1,000	$1,058.59	$1,013.88	$11.23	$10.99
Advisor Class	$1,000	$1,000	$1,063.41	$1,018.84	$6.14	$6.01
Class R	$1,000	$1,000	$1,060.94	$1,016.36	$8.69	$8.50
Class K	$1,000	$1,000	$1,061.66	$1,017.60	$7.41	$7.25
Class I	$1,000	$1,000	$1,063.73	$1,018.84	$6.14	$6.01
*	Expenses are equal to the classes’ annualized expense ratios of 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $48.2

*	All data are as of June 30, 2009. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.9% or less in the following countries: Denmark, Hong Kong, India, Mexico, Norway, Russia, South Africa, South Korea, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2009

Company	U.S. $ Value	Percent of Net Assets
Credit Suisse Group AG	$1,307,451	2.7%
The Goldman Sachs Group, Inc.	1,253,240	2.6
BG Group PLC	991,789	2.1
Industrial & Commercial Bank of China Ltd. – Class H	817,371	1.7
Tesco PLC	740,212	1.5
Roche Holding AG	737,397	1.5
Standard Chartered PLC	711,167	1.5
Schlumberger Ltd.	687,197	1.4
BP PLC	681,286	1.4
Gilead Sciences, Inc.	669,812	1.4
	$8,596,922	17.8%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 105.9%
Financials – 17.5%
Capital Markets – 8.8%
The Blackstone Group LP	54,300	$572,322
Credit Suisse Group AG	28,537	1,307,451
The Goldman Sachs Group, Inc.	8,500	1,253,240
Macquarie Group Ltd.	19,307	604,437
Man Group PLC	110,780	507,803

		4,245,253

Commercial Banks – 3.6%
Industrial & Commercial Bank of China Ltd. – Class H	1,180,000	817,371
Itau Unibanco Holding SA	13,375	210,846
Standard Chartered PLC	37,822	711,167

		1,739,384

Diversified Financial Services – 2.6%
CME Group, Inc. – Class A	1,542	479,732
Companhia Brasileira de Meios de Pagamento(a)	7,500	64,493
Deutsche Boerse AG	4,600	357,995
JP Morgan Chase & Co.	9,900	337,689

		1,239,909

Insurance – 1.6%
Prudential PLC	53,083	362,847
QBE Insurance Group Ltd.	25,613	409,861

		772,708

Real Estate Management & Development – 0.1%
China Overseas Land & Investment Ltd.	30,000	69,240

Thrifts & Mortgage Finance – 0.8%
Housing Development Finance Corp.	7,640	372,937

		8,439,431

Information Technology – 17.4%
Communications Equipment – 2.2%
Cisco Systems, Inc.(a)	25,558	476,401
QUALCOMM, Inc.	9,000	406,800
Tandberg ASA	10,320	174,138

		1,057,339

Computers & Peripherals – 3.0%
Apple, Inc.(a)	3,900	555,477
EMC Corp.(a)	18,500	242,350
Hewlett-Packard Co.	12,600	486,990
NetApp, Inc.(a)	8,900	175,508

		1,460,325

Electronic Equipment, Instruments & Components – 1.9%
AU Optronics Corp. (Sponsored ADR)	7,800	75,504
Corning, Inc.	15,300	245,718

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

FUJIFILM Holdings Corp.	9,000	$286,423
HON HAI Precision Industry Co. Ltd.	55,712	170,853
Keyence Corp.	750	152,797

		931,295

Internet Software & Services – 1.2%
Google, Inc. – Class A(a)	1,164	490,730
Tencent Holdings Ltd.	8,400	97,462

		588,192

IT Services – 1.0%
Cognizant Technology Solutions Corp. – Class A(a)	6,800	181,560
Visa, Inc. – Class A	4,800	298,848

		480,408

Office Electronics – 0.6%
Canon, Inc.	8,600	280,910

Semiconductors & Semiconductor Equipment – 3.0%
Analog Devices, Inc.	9,000	223,020
Intel Corp.	29,900	494,845
Marvell Technology Group Ltd.(a)	17,200	200,208
Nvidia Corp.(a)	13,600	153,544
Samsung Electronics Co. Ltd.	382	176,623
Siliconware Precision Industries Co. (Sponsored ADR)	13,300	82,460
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	11,918	112,149

		1,442,849

Software – 4.5%
Activision Blizzard, Inc.(a)	37,400	472,362
Adobe Systems, Inc.(a)	7,308	206,817
Microsoft Corp.	26,500	629,905
Red Hat, Inc.(a)	10,100	203,313
Salesforce.com, Inc.(a)	4,200	160,314
SAP AG	6,178	249,087
Symantec Corp.(a)	15,500	241,180

		2,162,978

		8,404,296

Health Care – 13.1%
Biotechnology – 2.9%
Amgen, Inc.(a)	8,200	434,108
Celgene Corp.(a)	6,000	287,040
Gilead Sciences, Inc.(a)	14,300	669,812

		1,390,960

Health Care Equipment & Supplies – 4.9%
Alcon, Inc.	4,550	528,346
Baxter International, Inc.	12,400	656,704
Covidien PLC	15,668	586,610
St. Jude Medical, Inc.(a)	14,500	595,950

		2,367,610

14	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.6%
Fresenius Medical Care AG & Co. KGaA	6,374	$286,425
Medco Health Solutions, Inc.(a)	10,900	497,149

		783,574

Pharmaceuticals – 3.7%
Roche Holding AG	5,412	737,397
Schering-Plough Corp.	20,200	507,424
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	10,800	532,872

		1,777,693

		6,319,837

Energy – 12.3%
Energy Equipment & Services – 2.5%
Cameron International Corp.(a)	18,200	515,060
Schlumberger Ltd.	12,700	687,197

		1,202,257

Oil, Gas & Consumable Fuels – 9.8%
BG Group PLC	58,896	991,789
BP PLC	86,219	681,286
China Petroleum & Chemical Corp. – Class H	402,000	304,363
CNOOC Ltd.	137,000	168,764
Exxon Mobil Corp.	5,104	356,821
Occidental Petroleum Corp.	7,400	486,994
Oil Search Ltd.	89,144	389,756
Petroleo Brasileiro SA (Sponsored ADR)	13,100	437,016
Santos Ltd.	14,033	164,419
Tullow Oil PLC	26,880	416,316
XTO Energy, Inc.	8,900	339,446

		4,736,970

		5,939,227

Consumer Discretionary – 12.2%
Auto Components – 0.5%
Denso Corp.	10,400	266,580

Automobiles – 1.9%
Bayerische Motoren Werke AG	9,326	352,291
Honda Motor Co. Ltd.	10,300	283,362
Nissan Motor Co. Ltd.	44,000	267,031

		902,684

Distributors – 0.5%
Li & Fung Ltd.	100,000	267,003

Diversified Consumer Services – 1.0%
Apollo Group, Inc. – Class A(a)	7,100	504,952

Hotels, Restaurants & Leisure – 1.1%
Carnival PLC	19,088	508,382

Household Durables – 0.3%
Panasonic Corp.	11,800	158,976

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.9%
Amazon.Com, Inc.(a)	5,200	$435,032

Media – 2.8%
Eutelsat Communications	4,094	105,966
Liberty Media Corp. – Entertainment Series A(a)	7,400	197,950
SES SA (FDR)	5,950	113,776
Time Warner Cable, Inc. – Class A	6,228	197,241
Time Warner, Inc.	15,600	392,964
WPP PLC	48,169	320,323

		1,328,220

Multiline Retail – 1.1%
Kohl’s Corp.(a)	8,300	354,825
Target Corp.	4,400	173,668

		528,493

Specialty Retail – 2.1%
Belle International Holdings Ltd.	406,000	355,190
Lowe’s Cos, Inc.	33,200	644,412

		999,602

		5,899,924

Industrials – 11.9%
Aerospace & Defense – 2.6%
BAE Systems PLC	77,149	431,110
Lockheed Martin Corp.	5,100	411,315
United Technologies Corp.	7,900	410,484

		1,252,909

Construction & Engineering – 0.5%
Fluor Corp.	4,900	251,321

Electrical Equipment – 1.4%
Emerson Electric Co.	7,600	246,240
Schneider Electric SA	3,422	261,914
Vestas Wind Systems A/S(a)	2,421	173,742

		681,896

Industrial Conglomerates – 1.8%
3M Co.	3,600	216,360
Siemens AG	7,134	493,335
Smiths Group PLC	12,773	147,794

		857,489

Machinery – 3.2%
AB SKF	8,988	111,090
Danaher Corp.	5,690	351,300
Illinois Tool Works, Inc.	5,700	212,838
MAN AG	5,263	323,830
Minebea Co. Ltd.	14,000	59,581
NGK Insulators Ltd.	9,000	183,436
PACCAR, Inc.	9,100	295,841

		1,537,916

16	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 0.4%
Mitsui OSK Lines Ltd.	29,000	$187,408

Road & Rail – 0.8%
Union Pacific Corp.	7,700	400,862

Trading Companies & Distributors – 1.2%
Mitsui & Co. Ltd.	30,400	360,230
WW Grainger, Inc.	2,600	212,888

		573,118

		5,742,919

Consumer Staples – 9.4%
Beverages – 3.0%
Anheuser-Busch InBev NV	14,173	513,907
Asahi Breweries Ltd.	30,500	437,057
PepsiCo, Inc.	9,200	505,632

		1,456,596

Food & Staples Retailing – 4.1%
Costco Wholesale Corp.	5,000	228,500
CVS Caremark Corp.	12,900	411,123
Tesco PLC	126,752	740,212
Wal-Mart Stores, Inc.	11,800	571,592

		1,951,427

Food Products – 1.5%
General Mills, Inc.	6,600	369,732
Nestle SA	9,872	372,751

		742,483

Personal Products – 0.1%
Hengan International Group Co. Ltd.	6,000	28,038

Tobacco – 0.7%
Philip Morris International, Inc.	8,200	357,684

		4,536,228

Materials – 6.3%
Chemicals – 0.5%
Monsanto Co.	3,100	230,454

Construction Materials – 0.3%
Anhui Conch Cement Co. Ltd. – Class H	8,000	49,759
CRH PLC (London)	4,781	109,492

		159,251

Metals & Mining – 5.5%
ArcelorMittal (Luxembourg)	13,596	453,944
BHP Billiton PLC	23,200	522,896
Gerdau SA	28,100	294,695
Impala Platinum Holdings Ltd.	14,400	318,635
POSCO	641	213,088
Rio Tinto PLC	6,099	211,217

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Usinas Siderurgicas de Minas Gerais SA (preference shares) – Class A	10,800	$231,212
Vale SA (Sponsored ADR) – Class B	5,400	95,202
Xstrata PLC	27,710	301,159

		2,642,048

		3,031,753

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 2.1%
CenturyTel, Inc.	6,800	208,760
Qwest Communications International, Inc.	46,400	192,560
Telefonica SA	23,994	544,896
Vimpel-Communications (Sponsored ADR)(a)	4,100	48,257

		994,473

Wireless Telecommunication Services – 1.3%
America Movil SAB de CV Series L (ADR)	4,600	178,112
Vodafone Group PLC	228,788	444,979

		623,091

		1,617,564

Utilities – 2.4%
Electric Utilities – 1.0%
E.ON AG	8,214	291,581
The Kansai Electric Power Co., Inc.	8,300	183,085

		474,666

Multi-Utilities – 1.4%
GDF Suez	8,135	304,512
PG&E Corp.	9,400	361,336

		665,848

		1,140,514

Total Common Stocks (cost $51,694,919)		51,071,693

RIGHTS – 0.1%
Materials – 0.1%
Metals & Mining – 0.1%
Rio Tinto PLC(a) (cost $74,762)	3,201	36,758

Total Investments – 106.0% (cost $51,769,681)		51,108,451
Other assets less liabilities – (6.0)%		(2,913,601)

Net Assets – 100.0%		$48,194,850

18	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/17/09	976	$733,123	$783,676	$50,553
Australian Dollar settling 8/17/09	1,088	804,141	873,606	69,465
Australian Dollar settling 8/17/09	980	696,584	786,887	90,303
Australian Dollar settling 8/17/09	3,371	2,594,355	2,706,732	112,377
British Pound settling 8/17/09	459	758,773	755,113	(3,660)
British Pound settling 8/17/09	851	1,400,942	1,400,003	(939)
British Pound settling 8/17/09	1,004	1,639,181	1,651,707	12,526
British Pound settling 8/17/09	1,197	1,906,402	1,969,216	62,814
Canadian Dollar settling 8/17/09	461	424,220	396,444	(27,776)
Canadian Dollar settling 8/17/09	804	718,049	691,413	(26,636)
Euro settling 8/17/09	619	877,928	868,355	(9,573)
Euro settling 8/17/09	809	1,130,092	1,134,894	4,802
Euro settling 8/17/09	3,258	4,427,133	4,570,438	143,305
Japanese Yen settling 8/17/09	511,193	5,320,272	5,309,268	(11,004)
Japanese Yen settling 8/17/09	148,431	1,549,497	1,541,609	(7,888)
New Zealand Dollar settling 8/17/09	3,974	2,381,817	2,556,868	175,051
Norwegian Krone settling 8/17/09	11,357	1,755,088	1,764,052	8,964

Sale Contracts:
British Pound settling 8/17/09	3,537	5,478,035	5,818,813	(340,778)
British Pound settling 8/17/09	188	282,884	309,284	(26,400)
Canadian Dollar settling 8/17/09	961	830,489	826,428	4,061
Canadian Dollar settling 8/17/09	304	268,125	261,430	6,695
Euro settling 8/17/09	693	974,289	972,165	2,124
Japanese Yen settling 8/17/09	196,234	2,001,469	2,038,093	(36,624)
Japanese Yen settling 8/17/09	179,937	1,863,088	1,868,832	(5,744)
Japanese Yen settling 8/17/09	135,022	1,402,797	1,402,343	454
Swiss Franc settling 8/17/09	1,381	1,243,203	1,271,730	(28,527)
Swiss Franc settling 8/17/09	379	331,091	349,012	(17,921)
Swiss Franc settling 8/17/09	316	285,611	290,997	(5,386)
Swiss Franc settling 8/17/09	313	288,852	288,234	618

(a)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2009

Assets
Investments in securities, at value (cost $51,769,681)	$51,108,451
Foreign currencies, at value (cost $292,968)	294,752
Unrealized appreciation of forward currency exchange contracts	744,112
Receivable for investment securities sold and foreign currency contracts	670,027
Dividends and interest receivable	254,703
Receivable for capital stock sold	32,747

Total assets	53,104,792

Liabilities
Due to custodian	186,200
Unrealized depreciation of forward currency exchange contracts	548,856
Payable for capital stock redeemed	3,471,803
Payable for investment securities purchased and foreign currency contracts	463,571
Advisory fee payable	55,689
Administrative fee payable	25,092
Transfer Agent fee payable	4,636
Distribution fee payable	3,229
Accrued expenses and other liabilities	150,866

Total liabilities	4,909,942

Net Assets	$48,194,850

Composition of Net Assets
Capital stock, at par	$5,555
Additional paid-in capital	100,182,221
Accumulated net investment loss	(258,633)
Accumulated net realized loss on investment and foreign currency transactions	(51,280,579)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(453,714)

$48,194,850

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$3,823,863	445,423	$8.58	*

B	$745,684	91,663	$8.14

C	$1,512,822	186,187	$8.13

Advisor	$41,489,897	4,759,734	$8.72

R	$10,316	1,209	$8.53

K	$606,291	70,422	$8.61

I	$5,977	688.705	$8.68

*	The maximum offering price per share for Class A shares was $8.96 which reflects a sales charge of 4.25%.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $53,668)	$1,391,319
Affiliated issuers	7,616
Interest	4,913	$1,403,848

Expenses
Advisory fee (see Note B)	523,348
Distribution fee—Class A	38,532
Distribution fee—Class B	10,708
Distribution fee—Class C	17,833
Distribution fee—Class R	46
Distribution fee—Class K	1,277
Transfer agency—Class A	14,095
Transfer agency—Class B	2,690
Transfer agency—Class C	3,292
Transfer agency—Advisor Class	72,103
Transfer agency—Class R	9
Transfer agency—Class K	631
Transfer agency—Class I	679
Custodian	189,188
Administrative	100,592
Registration fee	87,314
Audit	77,730
Directors’ fees	49,621
Legal	41,876
Printing	8,409
Miscellaneous	8,302

Total expenses	1,248,275
Less: expenses waived and reimbursed by the Adviser (see Note B)	(342,347)
Less: expense offset arrangement (see Note B)	(176)

Net expenses		905,752

Net investment income		498,096

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(49,665,232)
Foreign currency transactions		(1,755,396)
Net change in unrealized appreciation/depreciation of:
Investments		(563,689	)(a)
Foreign currency denominated assets and liabilities		174,311

Net loss on investment and foreign currency transactions		(51,810,006)

Net Decrease in Net Assets from Operations		$(51,311,910)

(a)	Net change in accrued foreign capital gain taxes of $1,638.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2009		Year Ended June 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$498,096		$287,512
Net realized gain (loss) on investment and foreign currency transactions	(51,420,628)		6,003,892
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(389,378)		(22,913,515)

Net decrease in net assets from operations	(51,311,910)		(16,622,111)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(96,060)
Advisor Class	– 0	–	(443,130)
Class R	– 0	–	(2)
Class K	– 0	–	(202)
Class I	– 0	–	(63)
Net realized gain on investment and foreign currency transactions
Class A	(114,227)		(5,252,277)
Class B	(26,164)		(252,611)
Class C	(40,376)		(335,092)
Advisor Class	(1,221,573)		(8,633,391)
Class R	(214)		(1,217)
Class K	(10,416)		(7,958)
Class I	(110,268)		(1,167)
Capital Stock Transactions
Net increase (decrease)	(52,436,562)		25,776,733

Total decrease	(105,271,710)		(5,868,548)
Net Assets
Beginning of period	153,466,560		159,335,108

End of period (including distributions in excess of net investment income of ($258,633) and ($50,170), respectively)	$48,194,850		$153,466,560

See notes to financial statements

22	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Global Growth Fund, Inc. (the “Fund”) formerly known as AllianceBernstein Global Research Growth Fund, Inc., was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	23

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or

24	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

Investments in Securities	Level 1		Level 2		Level 3			Total
Financials	$2,918,322		$5,521,109		$	– 0	–	$8,439,431
Information Technology	6,816,002		1,588,294			– 0	–	8,404,296
Health Care	5,296,015		1,023,822			– 0	–	6,319,837
Energy	2,822,534		3,116,693			– 0	–	5,939,227
Consumer Discretionary	2,901,044		2,998,880			– 0	–	5,899,924
Industrials	3,009,450		2,733,469			– 0	–	5,742,919
Consumer Staples	2,444,263		2,091,965			– 0	–	4,536,228
Materials	1,766,570		1,301,941			– 0	–	3,068,511
Telecommunication Services	627,689		989,875			– 0	–	1,617,564
Utilities	361,336		779,178			– 0	–	1,140,514

	28,963,225		22,145,226	+		– 0	–	51,108,451
Other Financial Instruments*	– 0	–	195,256			– 0	–	195,256

Total	$28,963,225		$22,340,482		$	– 0	–	$51,303,707

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	25

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

26	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended in June 30, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements issued on August 26, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2009, such reimbursement amounted to $342,347.

Pursuant to the investment advisory agreement, the Fund paid $100,592 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	27

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $36,093 for the year ended June 30, 2009.

For the year ended June 30, 2009, the expenses of Class A, Class B, Class C and Adviser Class shares were reduced by $176 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,510 from the sales of Class A shares and received $139, $2,420 and $671 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2009 is as follows:

Market Value June 30, 2008 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$	– 0 –	$25,143	$25,143	$8	$	– 0 –

Brokerage commissions paid on investment transactions for the year ended June 30, 2009, amounted to $171,489, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares and .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly.

28	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $28,884, $77,708, $1,654 and $10,692 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$85,225,138		$132,487,906
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$54,397,447

Gross unrealized appreciation	$1,440,894
Gross unrealized depreciation	(4,729,890)

Net unrealized depreciation	$(3,288,996)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	29

Notes to Financial Statements

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At June 30, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$744,112	Unrealized depreciation of forward currency exchange contracts	$548,856

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,520,723)	$195,256

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

30	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Class A, Class B, Class C, Class R & Advisor Class each consists of 6,000,000,000 authorized shares. Class K & I each consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

Class A
Shares sold	293,755	623,286	$2,845,615	$10,779,377

Shares issued in reinvestment of dividends and distributions	13,157	289,104	107,234	5,163,389

Shares converted from Class B	12,028	21,119	112,606	367,815

Shares redeemed	(3,427,143)	(497,212)	(43,786,799)	(8,788,528)

Net increase (decrease)	(3,108,203)	436,297	$(40,721,344)	$7,522,053

Class B
Shares sold	23,961	45,260	$209,308	$755,503

Shares issued in reinvestment of distributions	3,171	14,035	24,607	240,278

Shares converted to Class A	(12,647)	(22,030)	(112,606)	(367,815)

Shares redeemed	(66,236)	(48,069)	(616,662)	(761,919)

Net decrease	(51,751)	(10,804)	$(495,353)	$(133,953)

Class C
Shares sold	76,915	63,927	$632,584	$1,088,849

Shares issued in reinvestment of distributions	4,855	17,964	37,622	307,544

Shares redeemed	(95,951)	(63,540)	(855,836)	(1,043,454)

Net increase (decrease)	(14,181)	18,351	$(185,630)	$352,939

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	31

Notes to Financial Statements

	Shares			Amount
	Year Ended June 30, 2009	Year Ended June 30, 2008		Year Ended June 30, 2009	Year Ended June 30, 2008

Advisor Class
Shares sold	1,822,304	2,705,357		$16,174,099	$46,006,858

Shares issued in reinvestment of dividends and distributions	147,246	490,215		1,216,249	8,843,479

Shares redeemed	(3,274,865)	(2,147,149)		(30,133,506)	(37,792,359)

Net increase (decrease)	(1,305,315)	1,048,423		$(12,743,158)	$17,057,978

Class R
Shares sold	402	241		$3,588	$4,222

Shares issued in reinvestment of dividends and distributions	15	31		125	552

Shares redeemed	(26)	(82)		(180)	(1,292)

Net increase	391	190		$3,533	$3,482

Class K
Shares sold	52,900	13,539		$627,544	$215,306

Shares issued in reinvestment of dividends and distributions	1,275	389		10,416	6,963

Shares redeemed	(2,078)	(32)		(21,161)	(535)

Net increase	52,097	13,896		$616,799	$221,734

Class I
Shares sold	695,646	46,623		$6,986,040	$752,500

Shares issued in reinvestment of dividends and distributions	13,395	– 0	–	110,111	– 0	–

Shares redeemed	(755,664)	– 0	–	(6,007,560)	– 0	–

Net increase (decrease)	(46,623)	46,623		$1,088,591	$752,500

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

32	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2009 and June 30, 2008 was as follows:

	2009			2008
Distributions paid from:
Ordinary income	$	– 0	–	$1,302,423
Net long-term capital gains		1,523,238		13,720,748

Total distributions paid		$1,523,238		$15,023,171

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	33

Notes to Financial Statements

As of June 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(48,716,190	)(a)
Unrealized appreciation/(depreciation)	(3,276,736	)(b)

Total accumulated earnings/(deficit)	$(51,992,926)

(a)

On June 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $26,011,024 of which $26,011,024 expires in the year 2017. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2009, the Fund deferred to July 1, 2009 post-October capital losses of $22,705,166.

(b)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Company (“PFIC”), the tax treatment of partnerships, and the tax treatment of derivatives.

During the current fiscal year, permanent differences primarily due to foreign currency transactions, the tax treatment of PFICs, net operating loss, the tax treatment of partnerships, the utilization of earnings and profits distributed to shareholders on redemption of shares, return of capital distributions from investments, and excess distributions resulted in a net increase in undistributed net investment loss, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

34	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 15.22		$ 18.71		$ 16.73		$ 14.47		$ 13.23

Income From Investment Operations
Net investment income (loss)(a)(b)	.02		.00	(c)	.03		.03		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.43)		(1.76)		2.94		2.73		1.35
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(6.41)		(1.76)		2.97		2.76		1.33

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)		– 0	–	– 0	–	– 0	–(c)
Distributions from net realized gain on investment and foreign currency transactions	(.23)		(1.70)		(.99)		(.50)		(.09)

Total dividends and distributions	(.23)		(1.73)		(.99)		(.50)		(.09)

Net asset value, end of period	$ 8.58		$ 15.22		$ 18.71		$ 16.73		$ 14.47

Total Return
Total investment return based on net asset value(d)	(42.06)%		(10.79)%		18.37%		19.25%		10.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,824		$54,084		$58,325		$50,432		$33,944
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.50%		1.49%		1.50%		1.50	%(f)	1.50%
Expenses, before waivers/ reimbursements	1.75%		1.52%		1.61%		1.93	%(f)	2.51%
Net investment income (loss)(b)	.16%		.00	%(e)	.14%		.18	%(f)	(.15)%
Portfolio turnover rate	117%		97%		80%		79%		66%

See footnote summary on page 43.

36	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.53	$ 18.02	$ 16.26	$ 14.17	$ 13.04

Income From Investment Operations
Net investment loss(a)(b)	(.02)	(.13)	(.10)	(.05)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.14)	(1.66)	2.85	2.64	1.31
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(6.16)	(1.79)	2.75	2.59	1.22

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	(.09)

Net asset value, end of period	$ 8.14	$ 14.53	$ 18.02	$ 16.26	$ 14.17

Total Return
Total investment return based on net asset value(d)	(42.34)%	(11.38)%	17.53%	18.44%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$746	$2,083	$2,779	$2,726	$641
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.20%	2.20%	2.20%	2.20	%(f)	2.20%
Expenses, before waivers/ reimbursements	2.84%	2.28%	2.36%	2.60	%(f)	3.44%
Net investment loss(b)	(.16)%	(.75)%	(.58)%	(.33	)%(f)	(.67)%
Portfolio turnover rate	117%	97%	80%	79%	66%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.51	$ 18.02	$ 16.26	$ 14.17	$ 13.04

Income From Investment Operations
Net investment loss(a)(b)	(.01)	(.12)	(.10)	(.05)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.14)	(1.69)	2.85	2.64	1.33
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(6.15)	(1.81)	2.75	2.59	1.22

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	(.09)

Net asset value, end of period	$ 8.13	$ 14.51	$ 18.02	$ 16.26	$ 14.17

Total Return
Total investment return based on net asset value(d)	(42.33)%	(11.51)%	17.53%	18.44%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,513	$2,908	$3,280	$3,266	$934
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.20%	2.20%	2.20%	2.20	%(f)	2.20%
Expenses, before waivers/ reimbursements	2.82%	2.23%	2.32%	2.59	%(f)	3.28%
Net investment loss(b)	(.08)%	(.72)%	(.60)%	(.30	)%(f)	(.80)%
Portfolio turnover rate	117%	97%	80%	79%	66%

See footnote summary on page 43.

38	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 15.40	$ 18.91	$ 16.89	$ 14.56	$ 13.27

Income From Investment Operations
Net investment income(a)(b)	.08	.06	.09	.11	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.53)	(1.78)	2.97	2.72	1.36
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(6.45)	(1.72)	3.06	2.83	1.38

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.05)	– 0	–	– 0	–(c)
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	(.09)

Total dividends and distributions	(.23)	(1.79)	(1.04)	(.50)	(.09)

Net asset value, end of period	$ 8.72	$ 15.40	$ 18.91	$ 16.89	$ 14.56

Total Return
Total investment return based on net asset value(d)	(41.82)%	(10.52)%	18.75%	19.61%	10.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,490	$93,375	$94,843	$68,427	$26,104
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.20%	1.18%	1.20%	1.20	%(f)	1.20%
Expenses, before waivers/ reimbursements	1.73%	1.21%	1.30%	1.58	%(f)	2.18%
Net investment income(b)	.88%	.34%	.50%	.67	%(f)	.13%
Portfolio turnover rate	117%	97%	80%	79%	66%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,	September 1, 2004(g) to June 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 15.12	$ 18.60	$ 16.68	$ 14.44	$ 12.72

Income From Investment Operations
Net investment income (loss)(a)(b)	.05	(.03)	– 0	–	(.01)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.41)	(1.75)	2.91	2.75	1.85
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(6.36)	(1.78)	2.91	2.74	1.81

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	(.09)

Total dividends and distributions	(.23)	(1.70)	(.99)	(.50)	(.09)

Net asset value, end of period	$ 8.53	$ 15.12	$ 18.60	$ 16.68	$ 14.44

Total Return
Total investment return based on net asset value(d)	(42.01)%	(10.94)%	18.06%	19.14%	14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$13	$12	$7	$6
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.70%	1.68%	1.70%	1.70	%(f)	1.70	%(h)
Expenses, before waivers/ reimbursements	2.24%	1.71%	1.82%	2.41	%(f)	2.76	%(h)
Net investment income (loss)(b)	.51%	(.17)%	.00	%(e)	(.04	)%(f)	(.31	)%(h)
Portfolio turnover rate	117%	97%	80%	79%	66%

See footnote summary on page 43.

40	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	March 1, 2005(g) to June 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 15.24	$ 18.74	$ 16.74	$ 14.47	$ 14.52

Income From Investment Operations
Net investment income(a)(b)	.08	.02	.12	.03	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.48)	(1.78)	2.87	2.74	(.08)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(6.40)	(1.76)	2.99	2.77	(.05)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	(.23)	(1.74)	(.99)	(.50)	– 0	–

Net asset value, end of period	$ 8.61	$ 15.24	$ 18.74	$ 16.74	$ 14.47

Total Return
Total investment return based on net asset value(d)	(41.93)%	(10.77)%	18.49%	19.32%	(.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$606	$279	$83	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.45%	1.45%	1.45%	1.45	%(f)	1.45	%(h)
Expenses, before waivers/ reimbursements	2.03%	1.57%	1.59%	2.09	%(f)	3.10	%(h)
Net investment income(b)	.83%	.15%	.70%	.20	%(f)	.54	%(h)
Portfolio turnover rate	117%	97%	80%	79%	66%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,	March 1, 2005(g) to June 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 15.32	$ 18.81	$ 16.80	$ 14.48	$ 14.52

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	(.01)	.08	.07	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.51)	(1.69)	2.96	2.75	(.08)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(6.41)	(1.70)	3.04	2.82	(.04)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.04)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	(.23)	(1.79)	(1.03)	(.50)	– 0	–

Net asset value, end of period	$ 8.68	$ 15.32	$ 18.81	$ 16.80	$ 14.48

Total Return
Total investment return based on net asset value(d)	(41.78)%	(10.44)%	18.74%	19.65%	(.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6	$725	$13	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.20%	1.20%	1.20%	1.20	%(f)	1.20	%(h)
Expenses, before waivers/ reimbursements	1.84%	1.83%	1.26%	1.76	%(f)	2.85	%(h)
Net investment income (loss)(b)	1.02%	(.13)%	.44%	.45	%(f)	.79	%(h)
Portfolio turnover rate	117%	97%	80%	79%	66%

See footnote summary on page 43.

42	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $0.01.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Amount is less than 0.005%.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distribution.

(h)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	43

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Global Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Growth Fund, Inc. (formerly, AllianceBernstein Global Research Growth Fund, Inc.) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or periods ended June 30, 2005 were audited by other independent registered public accountants whose report thereon, dated August 19, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Growth Fund, Inc. as of June 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2009

44	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (the Code), the Fund designates the maximum amount allowable but no less than $1,523,238 as long-term capital gain dividend for the fiscal year ended June 30, 2009.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	45

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

William A. Johnston(2), Vice President

Steven A. Nussbaum(2), Senior Vice President

David G. Robinson(2), Vice President

Robert W. Scheetz, Vice President

Lisa A. Shalett, Senior Vice President

Jane E. Schneirov(2), Vice President

Christopher M. Toub, Vice President

Paul A. Vogel(2), Vice President

Janet A. Walsh(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Custodian and Accounting Agent

The Bank of New York

One Wall Street

New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein Global Growth Fund are made by the Adviser’s Global Growth senior sector analysts, with oversight by the Adviser’s Global Growth Portfolio Oversight Group. The Adviser’s Global Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Growth senior sector analysts, is responsible for determining the market sectors into which the Fund invests and the percentage allocation into each sector. The senior sector analysts include: William A. Johnston, Steven A. Nussbaum, David G. Robinson, Jane E. Schneirov, Janet A. Walsh and Paul A. Vogel.

46	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,+ 76 (2002)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	89	None

John H. Dobkin, # 67 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	87	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	87	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a director of the Intel Corporation (semi-conductors) until May 2008.	87	Cirrus Logic Corporation (semi- conductors)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. She was formerly U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	87	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	86	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	87	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

48	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	87	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	49

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”)** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

William A. Johnston 48	Vice President	Senior Vice President of AllianceBernstein Limited (“ABL”)** and Vice President of the Adviser,** with which he has been associated since prior to 2004.

Steven A. Nussbaum 45	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

David G. Robinson 38	Vice President	Senior Vice President of ABL** and Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

50	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert W. Scheetz 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Lisa A. Shalett 46	Senior Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2004.

Jane E. Schneirov, 39	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2004.

Christopher M. Toub 50	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Paul A. Vogel, 36	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Janet A. Walsh, 47	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investment Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Stephen Woetzel, 37	Controller	Vice President of ABIS,** with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and ABL are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	51

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Growth Fund, Inc. (formerly named AllianceBernstein Global Research Growth Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

52	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	53

payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index (Net) (the “MSCI World Index”) and the MSCI World Growth Index (Net) (the “MSCI World Growth Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2009 and (in the case of comparisons with the indices) the since inception period (July 2002 inception). The directors noted that the Fund was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1- and 3-year periods and 3rd out of 3 of the Performance Group and 5th quintile of the Performance Universe for the 5-year period, and that the Fund substantially underperformed both indices in all periods reviewed. The directors also reviewed performance information for periods ended March 31, 2009 (for which the data was not limited to Class A Shares), and noted that relative investment performance had improved in the most recent months and that the Fund had outperformed the MSCI World Index although it continued to lag the MSCI World Growth Index and the Lipper Global Large Cap Growth Funds Average. The directors also noted changes made by the Adviser in the personnel managing a portion of the Fund’s portfolio. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance and steps taken by the Adviser to address the concerns of the directors, the directors retained confidence in the Adviser’s ability to advise the Fund and concluded that the Fund’s performance was acceptable. The directors determined to closely monitor the Fund’s performance.

54	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	55

latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an expense limitation undertaking by the Adviser. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 8 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that in light of the Fund’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Fund’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of the AllianceBernstein equity funds with senior management of the Adviser. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

56	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Prior to November 3, 2008, the Fund was known as Global Research Growth Fund, Inc. Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	57

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$42.7	Global Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $104,500 (0.08% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:4

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (12/31/08)		Fiscal Year End
Global Growth Fund, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	1.20% 1.50% 2.20% 2.20% 1.70% 1.45% 1.20%	1.66 1.67 2.74 2.75 2.16 1.97 1.95	% % % % % % %	June 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	The stated caps were implemented on February 2, 2004 with respect to Advisor Class, Class A, Class B, and Class C shares and on September 1, 2004 (inception date of Class R) with respect to Class R shares. Prior thereto, with respect to Advisory Class, Class A, Class B and Class C shares, the caps were 1.40%, 1.70%, 2.40% and 2.40%, respectively.

58	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	59

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Growth Fund, Inc.	$42.7	Global Growth Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $50m	0.717%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Growth Trends Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ITM Mutual Fund	Fee
Global Growth Fund, Inc.	AllianceBernstein Global Research Growth[8]	0.30%	[9]
	Alliance Global Growth Opportunities H, 1, 2[8]	0.75%
	Alliance Global Growth Opportunities 3, (DC & VA)	0.85%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

8	This ITM fund is privately placed or institutional.

9	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

60	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Growth Fund, Inc.[13]	0.750	0.850	5/12

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that effectively reduce the actual management fee.

13	The Fund’s EG includes the Fund, three other Global Large-Cap Growth Funds (“GLCG”), five Global Multi-Cap Growth Funds (“GMLG”) and three Global Multi-Cap Core Funds (“GMLC”).

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	61

investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.15 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Growth Fund, Inc.[18]	1.488	1.502	6/12	1.459	23/41

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Fund’s EU includes the Fund, EG and all other GLCG, GMLG and GMLC funds. Excluding outliers.

62	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $12,507, $234,017 and $4,184 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $32,295 in fees from the Fund.19

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $1,542 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	63

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

64	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended January 31, 2009.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-53.96	-42.20	-42.58	4/4	15/15
3 year	-20.13	-12.45	-13.55	4/4	13/13
5 year	-7.18	-1.95	-2.20	3/3	10/10

23	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

24	The Fund’s PG and PU are not identical to the Fund’s EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	65

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Growth Fund, Inc.	-53.96	-20.13	-7.18	-0.54	18.52	-0.47	5
MSCI World Index (Net)	-41.43	-12.15	-2.63	3.01	14.83	-0.31	5
MSCI World Growth (Net)	-39.68	-11.34	-2.82	2.61	N/A	N/A	N/A
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

66	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	67

AllianceBernstein Family of Funds

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GG-0151-0609

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Global Growth	2008	$38,400	$—	$20,113
	2009	$36,818	$—	$13,600

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Growth	2008	$422,713	$20,113
			$—
			$(20,113)
	2009	$284,799	$13,600
			$—
			$(13,600)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 25, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	August 25, 2009